Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for
Quarter Ended September 30, 2023
– Quarterly GAAP Earnings of $0.15 and Distributable Earnings (DE) of $0.49 per Diluted Share –
– Undepreciated Book Value Per Share of $21.15 –
– Originated or Acquired $652 Million of Assets in the Quarter and $1.5 Billion Year-To-Date –
– Received Repayments of $1.1 Billion in the Quarter and $2.9 Billion Year-To-Date –
– Repaid $300 Million of Senior Notes at Maturity Subsequent to Quarter End –
– Paid Dividend of $0.48 per Share –
GREENWICH, Conn., November 8, 2023 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended September 30, 2023. The Company’s third quarter 2023 GAAP net income was $47.4 million, and Distributable Earnings (a non-GAAP financial measure) was $158.4 million.

“With the U.S. regional and money center banks having dramatically reduced their real estate lending activities, the lending markets today present tremendous return opportunities. In contrast to many of our public peers, we have actually been deploying capital, with $2.7 billion of new investments over the last twelve months. We have been extremely selective in doing so until both the level of interest rates and the trajectory of the economy become more transparent. Nonetheless, we are positioned to perform. Our significant current liquidity, our lower leveraged balance sheet, and our diversified business model, position STWD to immediately capitalize on these credit conditions as the windshield clears. With the opportunity set before us, and what we feel will be a more permanent lack of capital from traditional lending sources, STWD is positioned to become one of the leading private credit alternative firms for real estate and infrastructure lending in the world,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“We again demonstrated our access to capital in the most difficult markets, raising $381 million of convertible notes. With near record levels of liquidity and access to significant additional capital sources, we are very well positioned for this environment,” added Jeffrey DiModica, President of Starwood Property Trust.

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information
The Company will host a live webcast and conference call on Wednesday, November 8, 2023, at 10:00 a.m. Eastern Time. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470

Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13739159
The playback can be accessed through November 22, 2023.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. As of September 30, 2023, the Company has successfully deployed over $95 billion of capital since inception and manages a portfolio of over $27 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing, the severity and duration of economic disruption caused by the COVID-19 global pandemic (including the variants and resurgences) and other risks detailed under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as other risks and uncertainties set forth from time to time in the Company’s reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended September 30, 2023
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$397,045	$58,628	$—	$1,626	$—	$457,299	$—	$457,299
Interest income from investment securities	36,178	155	—	25,133	—	61,466	(41,333)	20,133
Servicing fees	147	—	—	11,228	—	11,375	(2,745)	8,630
Rental income	2,470	—	23,567	7,054	—	33,091	—	33,091
Other revenues	822	469	193	407	503	2,394	—	2,394
Total revenues	436,662	59,252	23,760	45,448	503	565,625	(44,078)	521,547
Costs and expenses:
Management fees	199	—	—	—	26,944	27,143	—	27,143
Interest expense	247,727	34,887	14,161	8,448	63,346	368,569	(212)	368,357
General and administrative	15,659	3,822	1,021	21,365	4,824	46,691	—	46,691
Acquisition and investment pursuit costs	207	4	—	—	—	211	—	211
Costs of rental operations	2,475	—	6,039	3,263	—	11,777	—	11,777
Depreciation and amortization	1,912	27	7,930	2,402	—	12,271	—	12,271
Credit loss provision, net	51,487	1,147	—	—	—	52,634	—	52,634
Other expense	516	—	—	—	—	516	—	516
Total costs and expenses	320,182	39,887	29,151	35,478	95,114	519,812	(212)	519,600
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	43,763	43,763
Change in fair value of servicing rights	—	—	—	(983)	—	(983)	915	(68)
Change in fair value of investment securities, net	21,456	—	—	(20,753)	—	703	(420)	283
Change in fair value of mortgage loans, net	(68,450)	—	—	1,644	—	(66,806)	—	(66,806)
Income from affordable housing fund investments	—	—	16,908	—	—	16,908	—	16,908
Earnings (loss) from unconsolidated entities	1,142	(2,459)	—	400	—	(917)	(392)	(1,309)
(Loss) gain on sale of investments and other assets, net	(52)	—	—	10,668	—	10,616	—	10,616
Gain (loss) on derivative financial instruments, net	99,735	98	557	4,116	(9,623)	94,883	—	94,883
Foreign currency (loss) gain, net	(56,309)	(382)	45	—	—	(56,646)	—	(56,646)
Loss on extinguishment of debt	(757)	—	—	(315)	—	(1,072)	—	(1,072)
Other (loss) income, net	(2,527)	(6)	—	12	—	(2,521)	—	(2,521)
Total other income (loss)	(5,762)	(2,749)	17,510	(5,211)	(9,623)	(5,835)	43,866	38,031
Income (loss) before income taxes	110,718	16,616	12,119	4,759	(104,234)	39,978	—	39,978
Income tax benefit	9,823	243	—	1,333	—	11,399	—	11,399
Net income (loss)	120,541	16,859	12,119	6,092	(104,234)	51,377	—	51,377
Net income attributable to non-controlling interests	(3)	—	(7,812)	3,873	—	(3,942)	—	(3,942)
Net income (loss) attributable to Starwood Property Trust, Inc.	$120,538	$16,859	$4,307	$9,965	$(104,234)	$47,435	$—	$47,435

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors. Refer to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 for additional information regarding Distributable Earnings.
Reconciliation of Net Income to Distributable Earnings
For the three months ended September 30, 2023
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$120,538	$16,859	$4,307	$9,965	$(104,234)	$47,435
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,691	—	—	4,691
Non-controlling interests attributable to unrealized gains/losses	—	—	(109)	(7,312)	—	(7,421)
Non-cash equity compensation expense	2,209	387	79	1,601	6,345	10,621
Acquisition and investment pursuit costs	—	—	(82)	(66)	—	(148)
Depreciation and amortization	2,099	17	8,001	2,519	—	12,636
Interest income adjustment for securities	5,504	—	—	7,229	—	12,733
Consolidated income tax benefit associated with fair value adjustments	(9,823)	(243)	—	(1,333)	—	(11,399)
Other non-cash items	4	—	370	74	—	448
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	68,450	—	—	(1,644)	—	66,806
Credit loss provision, net	51,487	1,147	—	—	—	52,634
Securities	(21,456)	—	—	20,753	—	(703)
Woodstar Fund investments	—	—	(16,908)	—	—	(16,908)
Derivatives	(99,735)	(98)	(557)	(4,116)	9,623	(94,883)
Foreign currency	56,309	382	(45)	—	—	56,646
(Earnings) loss from unconsolidated entities	(1,142)	2,459	—	(400)	—	917
Sales of properties	—	—	—	(10,668)	—	(10,668)
Recognition of Distributable realized gains / (losses) on:
Loans	(1,190)	—	—	2,764	—	1,574
Realized credit loss	—	(11,106)	—	—	—	(11,106)
Securities	41	—	—	(11,571)	—	(11,530)
Woodstar Fund investments	—	—	16,736	—	—	16,736
Derivatives	35,488	105	6,558	1,615	(8,912)	34,854
Foreign currency	(2,542)	(24)	44	—	—	(2,522)
Earnings (loss) from unconsolidated entities	1,142	(865)	—	315	—	592
Sales of properties	—	—	—	6,321	—	6,321
Distributable Earnings (Loss)	$207,383	$9,020	$23,085	$16,046	$(97,178)	$158,356
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.64	$0.03	$0.07	$0.05	$(0.30)	$0.49

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the nine months ended September 30, 2023
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$1,166,758	$172,969	$—	$4,329	$—	$1,344,056	$—	$1,344,056
Interest income from investment securities	102,462	1,658	—	69,521	—	173,641	(115,952)	57,689
Servicing fees	441	—	—	30,472	—	30,913	(8,685)	22,228
Rental income	6,410	—	70,587	20,690	—	97,687	—	97,687
Other revenues	2,007	995	494	1,302	1,172	5,970	—	5,970
Total revenues	1,278,078	175,622	71,081	126,314	1,172	1,652,267	(124,637)	1,527,630
Costs and expenses:
Management fees	629	—	—	—	97,032	97,661	—	97,661
Interest expense	724,452	103,188	40,229	24,752	175,002	1,067,623	(633)	1,066,990
General and administrative	42,117	11,520	2,966	62,052	13,300	131,955	—	131,955
Acquisition and investment pursuit costs	665	17	—	(57)	—	625	—	625
Costs of rental operations	7,505	—	17,034	10,371	—	34,910	—	34,910
Depreciation and amortization	5,262	84	24,061	7,603	—	37,010	—	37,010
Credit loss provision, net	200,439	17,314	—	—	—	217,753	—	217,753
Other expense	1,451	—	23	16	—	1,490	—	1,490
Total costs and expenses	982,520	132,123	84,313	104,737	285,334	1,589,027	(633)	1,588,394
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	139,024	139,024
Change in fair value of servicing rights	—	—	—	(2,684)	—	(2,684)	3,082	398
Change in fair value of investment securities, net	62,766	—	—	(46,213)	—	16,553	(16,200)	353
Change in fair value of mortgage loans, net	(125,390)	—	—	14,143	—	(111,247)	—	(111,247)
Income from affordable housing fund investments	—	—	253,696	—	—	253,696	—	253,696
Earnings (loss) from unconsolidated entities	3,563	1,324	—	8,393	—	13,280	(1,902)	11,378
(Loss) gain on sale of investments and other assets, net	(140)	—	—	15,626	—	15,486	—	15,486
Gain (loss) on derivative financial instruments, net	132,686	244	4,448	4,469	(23,416)	118,431	—	118,431
Foreign currency (loss) gain, net	(18,118)	(225)	50	—	—	(18,293)	—	(18,293)
Loss on extinguishment of debt	(1,822)	—	—	(434)	—	(2,256)	—	(2,256)
Other (loss) income, net	(31,693)	—	(5)	12	—	(31,686)	—	(31,686)
Total other income (loss)	21,852	1,343	258,189	(6,688)	(23,416)	251,280	124,004	375,284
Income (loss) before income taxes	317,410	44,842	244,957	14,889	(307,578)	314,520	—	314,520
Income tax benefit	15,981	581	—	2,435	—	18,997	—	18,997
Net income (loss)	333,391	45,423	244,957	17,324	(307,578)	333,517	—	333,517
Net income attributable to non-controlling interests	(10)	—	(65,149)	(106)	—	(65,265)	—	(65,265)
Net income (loss) attributable to Starwood Property Trust, Inc.	$333,381	$45,423	$179,808	$17,218	$(307,578)	$268,252	$—	$268,252

Reconciliation of Net Income to Distributable Earnings
For the nine months ended September 30, 2023
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$333,381	$45,423	$179,808	$17,218	$(307,578)	$268,252
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	14,073	—	—	14,073
Non-controlling interests attributable to unrealized gains/losses	—	—	42,691	(11,339)	—	31,352
Non-cash equity compensation expense	6,518	1,082	231	4,771	18,453	31,055
Management incentive fee	—	—	—	—	16,179	16,179
Acquisition and investment pursuit costs	(81)	—	(246)	(294)	—	(621)
Depreciation and amortization	5,696	55	24,278	7,965	—	37,994
Interest income adjustment for securities	16,661	—	—	20,243	—	36,904
Extinguishment of debt, net	—	—	—	—	(246)	(246)
Consolidated income tax benefit associated with fair value adjustments	(15,981)	(581)	—	(2,435)	—	(18,997)
Other non-cash items	10	—	1,117	222	—	1,349
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	125,390	—	—	(14,143)	—	111,247
Credit loss provision, net	200,439	17,314	—	—	—	217,753
Securities	(62,766)	—	—	46,213	—	(16,553)
Woodstar Fund investments	—	—	(253,696)	—	—	(253,696)
Derivatives	(132,686)	(244)	(4,448)	(4,469)	23,416	(118,431)
Foreign currency	18,118	225	(50)	—	—	18,293
Earnings from unconsolidated entities	(3,563)	(1,324)	—	(8,393)	—	(13,280)
Sales of properties	—	—	—	(15,626)	—	(15,626)
Unrealized impairment of properties	23,833	—	—	—	—	23,833
Recognition of Distributable realized gains / (losses) on:
Loans	(3,531)	—	—	15,049	—	11,518
Realized credit loss	(14,662)	(11,106)	—	—	—	(25,768)
Securities	51	—	—	(19,043)	—	(18,992)
Woodstar Fund investments	—	—	45,398	—	—	45,398
Derivatives	85,797	295	16,232	1,804	(23,437)	80,691
Foreign currency	(5,166)	(40)	49	—	—	(5,157)
Earnings (loss) from unconsolidated entities	3,563	(2,001)	—	6,593	—	8,155
Sales of properties	—	—		6,444	—	6,444
Distributable Earnings (Loss)	$581,021	$49,098	$65,437	$50,780	$(273,213)	$473,123
Distributable Earnings (Loss) per Weighted Average Diluted Share	$1.80	$0.15	$0.20	$0.16	$(0.84)	$1.47

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of September 30, 2023
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$7,078	$35,247	$37,281	$9,840	$105,873	$195,319	$—	$195,319
Restricted cash	29,474	22,178	997	4,746	178,556	235,951	—	235,951
Loans held-for-investment, net	14,950,568	2,274,318	—	9,319	—	17,234,205	—	17,234,205
Loans held-for-sale	2,499,681	—	—	102,584	—	2,602,265	—	2,602,265
Investment securities	1,237,362	19,582	—	1,106,436	—	2,363,380	(1,641,787)	721,593
Properties, net	469,343	—	851,713	84,735	—	1,405,791	—	1,405,791
Investments of consolidated affordable housing fund	—	—	1,979,184	—	—	1,979,184	—	1,979,184
Investments in unconsolidated entities	25,207	48,224	—	33,050	—	106,481	(14,557)	91,924
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets	14,153	—	26,375	61,435	—	101,963	(35,974)	65,989
Derivative assets	123,662	134	2,640	6,580	—	133,016	—	133,016
Accrued interest receivable	160,815	9,574	1,298	1,770	88	173,545	(285)	173,260
Other assets	394,099	6,306	51,914	19,533	54,590	526,442	—	526,442
VIE assets, at fair value	—	—	—	—	—	—	44,668,904	44,668,904
Total Assets	$19,911,442	$2,534,972	$2,951,402	$1,580,465	$339,107	$27,317,388	$42,976,301	$70,293,689
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$266,031	$21,885	$12,724	$35,998	$71,077	$407,715	$—	$407,715
Related-party payable	—	—	—	—	24,282	24,282	—	24,282
Dividends payable	—	—	—	—	152,737	152,737	—	152,737
Derivative liabilities	15,901	—	—	—	69,756	85,657	—	85,657
Secured financing agreements, net	9,974,212	935,043	791,461	539,820	1,338,203	13,578,739	(20,858)	13,557,881
Collateralized loan obligations and single asset securitization, net	2,702,506	815,768	—	—	—	3,518,274	—	3,518,274
Unsecured senior notes, net	—	—	—	—	2,456,583	2,456,583	—	2,456,583
VIE liabilities, at fair value	—	—	—	—	—	—	42,997,104	42,997,104
Total Liabilities	12,958,650	1,772,696	804,185	575,818	4,112,638	20,223,987	42,976,246	63,200,233
Temporary Equity: Redeemable non-controlling interests	—	—	409,659	—	—	409,659	—	409,659
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,205	3,205	—	3,205
Additional paid-in capital	1,522,081	616,063	(428,536)	(680,659)	4,827,013	5,855,962	—	5,855,962
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Retained earnings (accumulated deficit)	5,416,479	146,213	1,957,453	1,531,338	(8,465,727)	585,756	—	585,756
Accumulated other comprehensive income	14,114	—	—	—	—	14,114	—	14,114
Total Starwood Property Trust, Inc. Stockholders’ Equity	6,952,674	762,276	1,528,917	850,679	(3,773,531)	6,321,015	—	6,321,015
Non-controlling interests in consolidated subsidiaries	118	—	208,641	153,968	—	362,727	55	362,782
Total Permanent Equity	6,952,792	762,276	1,737,558	1,004,647	(3,773,531)	6,683,742	55	6,683,797
Total Liabilities and Equity	$19,911,442	$2,534,972	$2,951,402	$1,580,465	$339,107	$27,317,388	$42,976,301	$70,293,689